===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                         HARRY'S FARMERS MARKET, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                         HARRY'S FARMERS MARKET, INC.
                            1180 UPPER HEMBREE ROAD
                            ROSWELL, GEORGIA 30076


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 June 26, 2000


To the Shareholders of Harry's Farmers Market, Inc.:

     Notice is hereby given that the annual meeting of shareholders of Harry's Farmers Market, Inc., a Georgia corporation, will be held at the High Museum of Art, 1280 Peachtree Street NE, Atlanta, Georgia 30309, on Monday, June 26, 2000 at 10:00 a.m. The purpose of the meeting is for the shareholders to consider and vote upon:

(1) The election of five directors to serve until the 2001 annual meeting of shareholders or until their successors have been elected and qualified;

(2)  Approval of the 2000 Long-Term Incentive Plan; and

(3) Such other business as properly may come before the meeting or any adjournments.

     Information relating to these matters is set forth in the attached proxy statement. Shareholders of record at the close of business on May 2, 2000 are entitled to receive notice of and to vote at the annual meeting and adjournments.

                              By Order of the Board of Directors


                              John L. Latham
                              Secretary
Roswell, Georgia
May 15, 2000


YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, SIGN, DATE AND PROMPTLY MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

                         HARRY'S FARMERS MARKET, INC.

                        ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 26, 2000


                                PROXY STATEMENT

     The board of directors of Harry's Farmers Market is furnishing this proxy statement to solicit your proxy for the voting of your shares at the 2000 annual meeting of shareholders and at any adjournments. We will hold the meeting on Monday, June 26, 2000 at 10:00 a.m. at the High Museum of Art, 1280 Peachtree Street NE, Atlanta, Georgia. We are mailing this proxy statement and the accompanying proxy card to shareholders on or about May 16, 2000.

                                    VOTING

General

     The securities that can be voted at the annual meeting consist of Class A common stock and Class B common stock. Holders of Class A common stock are entitled to cast one vote for each share held on the record date on each matter submitted to the shareholders at the annual meeting. Holders of Class B common stock are entitled to cast ten votes for each share held on the record date on each matter submitted to the shareholders at the annual meeting.

     The record date for determining the shareholders who are entitled to receive notice of and to vote at the annual meeting has been fixed by the board of directors as the close of business on May 2, 2000. On the record date, 4,139,375 shares of Class A common stock and 2,050,701 shares of Class B common stock were outstanding and eligible to be voted at the annual meeting.

Quorum and Vote Required

     The presence at the annual meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast will constitute a quorum for the transaction of business at the annual meeting. In determining whether a quorum is present, we will apply the following principles:

     . Abstentions and votes withheld from any director nominee will be considered to be "votes entitled to be cast" and will be counted as present for purposes of determining the presence or absence of a quorum.

     . Broker non-votes will not be considered to be "votes entitled to be cast" and will not be counted as present for quorum purposes. Broker non-votes are votes that brokers holding shares of record for their customers are not permitted to cast under stock exchange rules because the brokers have not received specific instructions from their customers as to certain proposals and as to which the brokers have advised us that they lack voting authority.

     Proxies that are returned properly executed and not revoked will be voted in accordance with the shareholder's directions. Where no direction is specified, proxies will be voted FOR the election of the nominees for director named in this proxy statement, FOR approval of the 2000 Long-Term Incentive Plan and on any other matters presented for a vote in accordance with the judgment of the persons acting under the proxies. As to all of the proposals, abstentions and votes withheld will have the same effect as votes against the proposal or nominee, but broker non-votes will have no effect.

       Any proxy given pursuant to this solicitation may be revoked by any shareholder who attends the meeting and gives notice of his election to vote in person. In addition, any proxy given pursuant to this solicitation may be revoked prior to the annual meeting by executing and delivering to us a proxy card bearing a later date or by giving written notice to Harry's Farmers Market, Inc., 1180 Upper Hembree Road, Roswell, Georgia 30076, Attention: John D. Branch, Senior Vice President and Chief Financial Officer.

Cost of Proxy Solicitation

       We are soliciting your proxy on behalf of the board of directors, and we will bear all of the related costs. Brokers, banks and others holding shares in their names or in the names of their nominees will forward copies of the proxy solicitation materials to beneficial owners and will seek authority for execution of proxies. We will reimburse them for their reasonable expenses in so doing. Our employees also may communicate with you to solicit your proxy, but we will not pay them any additional compensation for doing so.

                                AGENDA ITEM ONE
                             ELECTION OF DIRECTORS

     Pursuant to our bylaws, our board of directors has set the number of directors to serve for the next year at five, all of whom are to be elected at the annual meeting. Shareholders elect directors annually to serve until the next annual meeting of shareholders or until their successors are elected and qualified. Shareholders elect directors by a plurality of the votes cast, which means that if a quorum is present, votes withheld from any nominee will have no effect on the outcome of the election of directors. Proxies received will be voted for all the nominees named below, unless authority to do so is withheld. If any nominee is unable or declines to serve as a director at the time of the meeting, which is not anticipated, the board of directors may designate a substitute nominee, in which case the persons named as proxies will vote the shares represented by all valid proxies for the election of the substitute nominee.

     The board of directors has nominated the following persons for election to the Board of Directors:

     Harry A. Blazer, age 49, is the founder of Harry's Farmers Market and served as the sole General Partner and as Chief Executive Officer of our predecessor from its inception in 1987. Upon our incorporation in 1993, Mr. Blazer was named a director and President and Chief Executive Officer and was elected to the additional office of chairman in June 1994. From 1979 to 1987, Mr. Blazer was employed at DeKalb Farmers Market in Atlanta, Georgia and served as its General Manager from 1983 until 1987, when he left to form Harry's Farmers Market.

     John D. Branch, age 44, was named our Chief Financial Officer and Senior Vice President in May and June, 1999, respectively, and has been a member of our board of directors since September 1995. Prior to that time, he served as a Senior Vice President and Chief Financial Officer at Earl Scheib, Inc. from April 1996. Prior to joining Earl Scheib, Inc., Mr. Branch was Senior Vice President and Chief Financial Officer of MacFrugals, a large national retailer, where he was employed from August 1995 until April 1996. From September 1990 until January 1995, Mr. Branch was a Senior Vice President of Finance at Thrifty Payless Corporation, one of the largest retailers in the United States. Mr. Branch previously had ten years experience with Arthur Andersen & Co. and four years experience with The May Department Stores.

     Robert C. Glustrom, age 48, serves as President of Broadstreet, Inc., a bank holding company, and as Chairman of AmTrade International Bank based in Atlanta, Georgia and Miami, Florida. Mr. Glustrom has extensive management experience. In 1985 he became President of a Hyatt Development Corporation affiliated company, founding and opening an international retail, water sports and boating company, and in 1986 he headed Caribbean development for Hyatt Development Corp. In 1987, Mr. Glustrom helped Mr. Colgate Holmes, who at that time was president of the Ritz-Carlton Hotel Company, organize and develop the Holmes Hotel Company. Mr. Glustrom has been a practicing attorney since 1976. Mr. Glustrom was first elected to our Board of Directors in September 1995.

     Donald M. Pamenter, age 61, is an independent management consultant. Since 1984 he has served a wide variety of medium to large manufacturing, marketing and service companies. His practice focuses on improving strategic operations and competitor management for companies throughout North America and Europe. Mr. Pamenter was an executive with General Foods Corporation from 1978 to 1984. Prior to this, he served as a management consultant with McKinsey & Company in its Toronto and Amsterdam offices. Mr. Pamenter was the co-founder, director and Executive Vice President of Consolidated Computer, Inc., a publicly traded international computer manufacturing and software company established in 1968. Mr. Pamenter was first elected to our board of directors in July 1999.

     Charles W. Sapp, age 65, was first elected to the board of directors in February 1999. He has been retired since January 1999 and, prior to his retirement, served as Senior Vice President of Distribution and Manufacturing of H.E. Butt Grocery Company, where he worked from 1981 through 1998. From 1989 until 1993, Mr. Sapp served as Group Vice President, Marketing and Store Operations for H.E. Butt Grocery Company. Prior to his employment with H.E. Butt Grocery Company, Mr. Sapp served as the Vice President of Distribution and

Manufacturing with the Alpha Beta Company in California, a subsidiary of American Stores Incorporated, a national grocery store chain. Mr. Sapp has over 40 years experience in the food manufacturing and retailing industry.

 THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR EACH OF THE
                            NOMINEES LISTED ABOVE.

Additional Officers:

       H. Wayne Crawford, age 52, has served as our Senior Vice President and Chief Operating Officer since December, 1999. For the two years prior to joining the Company, Mr. Crawford served as Vice President of Operations of e-Com Solutions Inc., a web integration company in Atlanta. Mr. Crawford was Operations Manager for Carmax from 1997 to 1998 at which time he left to cofound e-Com Solutions Inc. From 1994 through 1997, Mr. Crawford was Director of Corporate Training and Quality Management at Bill Heard Enterprises. Mr. Crawford has a Masters of Science Degree in Logistics Management and served 27 years in the United States Army, retiring as a Colonel. In his last assignment with the United States Army, he served four years as the Director of Training and Operations for the United States Army Infantry Center and School at Fort Benning, Georgia.

       John L. Latham, age 45, was appointed as our Corporate Secretary and General Counsel in September 1995. From 1992 until 1996, Mr. Latham was a partner in the law firm of Nelson, Mullins, Riley & Scarborough, L.L.P. In August 1996, Mr. Latham joined as a partner of the law firm of Alston & Bird LLP, which currently serves as our general counsel.

Meetings of the Board of Directors and Committee

       The board of directors conducts its business through meetings of the full board and through committees of the board. During the fiscal year ended February 2, 2000, the board of directors held nine meetings and acted by unanimous written consent on six occasions. Each director attended at least 75% of the meetings held by our board of directors and by committees of the board on which such director served during the past fiscal year.

       Our board of directors has the following committees:

       (a) The executive compensation committee is currently comprised of Harry Blazer, Donald Pamenter and Charles Sapp. The committee establishes salaries, bonuses and other compensation for our officers. The executive compensation committee held two meetings during the last fiscal year, and had informal discussions from time to time.

       (b) The audit committee is currently comprised of John Branch, Donald Pamenter and Charles Sapp. The audit committee reviews and makes recommendations to the board of directors on our audit procedures and independent auditor's report to management, recommends the appointment of independent auditors to the board of directors, and establishes and monitors our financial policies and control procedures. The audit committee plans to adopt a formal written charter by June 14, 2000 pursuant to new rules of the Securities and Exchange Commission and the Nasdaq National Market. The audit committee held two meetings during the last fiscal year, and had informal discussions with management and our auditors from time to time.

       (c) The stock option committee is currently comprised of Harry Blazer and Robert Glustrom. The stock option committee administers our 1993 Management Incentive Plan and 1996 Employee Stock Purchase Plan. During the last fiscal year, the stock option committee acted by unanimous written consent on three occasions.

       The board of directors as a whole functions as a nominating committee to select management's nominees for election to the board. The board of directors will also consider nominees recommended by shareholders. For a description of requirements regarding shareholder nominations and other proposals, see "Shareholder Proposals for the 20001 Annual Meeting of Shareholders."

Directors' Compensation

     We pay each of our directors a quarterly retainer of $5,000, as well as reimbursing directors for any travel and related expenses incurred in connection with their attendance in person at each meeting of our Board of Directors.

     Our 1996 Director Stock Option Plan provides that each director who does not hold more than 5% of our stock will be granted five-year options to purchase 10,000 shares of Class A common stock upon (i) his initial election as a director and (ii) the day immediately following the day of each of our annual shareholders meetings, provided that such director was not granted an option under clause (i) during that same calendar year. The exercise price of the options is equal to the fair market value of the Class A common stock on the date of grant, and the options vest in one-third increments on each of the first three anniversaries of the date of grant. In addition to the automatic grants, upon the initial adoption of the Director Stock Option Plan, each eligible director received an option to purchase 30,000 shares of our Class A common stock. These options vested as to 20,000 of the shares on the date of grant and the remaining 10,000 shares vested on the day prior to the 1997 annual meeting of shareholders.


                                AGENDA ITEM TWO
                 APPROVAL OF THE 2000 LONG-TERM INCENTIVE PLAN

     On April 24, 2000, our board of directors adopted the Harry's Farmer's Market, Inc. 2000 Long-Term Incentive Plan, or LTIP and will submit it to the shareholders for approval at the annual meeting. We have reserved 250,000 shares of the authorized but unissued shares of our Class A common stock for issuance under the LTIP. A summary of the LTIP is set forth below; however, the following summary is qualified by reference to the full text of the LTIP, which is filed as an exhibit to this proxy statement.

     The purpose of the LTIP is to promote our success by linking the personal interests of our employees, officers, and consultants to those of our shareholders and by providing participants with an incentive for outstanding performance. As of May 1, 2000, approximately _____ employees were eligible to participate in the LTIP.

     The LTIP authorizes the granting of awards to our employees, officers and consultants in any of the following forms:

     . options to purchase shares of our Class A common stock, which may be incentive stock options or non-qualified stock options;
     .    stock appreciation rights, or SARs;
     .    performance shares;
     .    restricted stock;
     .    dividend equivalents;
     .    other stock-based awards; and
     .    cash.

     Not more than 10% of the shares authorized under the LTIP may be granted as awards of restricted stock or unrestricted stock awards. No participant may receive options or SARs for more than 250,000 shares of our Class A common stock during any one calendar year. In addition, the maximum fair market value of all awards, other than options and SARs, that a participant may receive during any one calendar year is $2,000,000.

Administration

     The LTIP will be administered by the executive compensation committee of our board of directors or by the board. The committee has the authority to designate participants and to determine the type of awards to be granted to each participant and the necessary terms and conditions of the award. In addition, the committee may establish, adopt or revise any rules and regulations to administer the LTIP and may make all other decisions and determinations that may be required under the LTIP.

Awards

     Stock Options. The committee is authorized to grant options, which may be incentive stock options, or ISOs, or non-qualified stock options, or NSOs, to participants. All options will be evidenced by a written award agreement between us and the participant. The terms of an incentive stock option must meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, including shareholder approval requirements.

     Stock Appreciation Rights. The committee may grant SARs to participants. Upon the exercise of a SAR, the participant has the right to receive the excess of the fair market value of one share of Class A common stock on the date of exercise over the grant price of the SAR as determined by the committee. The committee may not set a grant price that is less than the fair market value of one share of our Class A common stock on the date of grant. All awards of SARs will be evidenced by an award agreement, reflecting the terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions.

     Performance Shares. The committee may grant performance shares to participants on the terms established by the committee. The committee has the complete discretion to determine the number of performance shares granted to each participant and to set performance goals and other terms or conditions that will determine the number and value of performance shares paid to the participant.

     Restricted Stock Awards. The committee may make awards of restricted stock to participants, which will be subject to restrictions on transferability and other restrictions as the committee may impose. These restrictions may include limitations on the right to vote restricted stock or the right to receive dividends on the restricted stock.

     Dividend Equivalents. The committee is authorized to grant dividend equivalents to participants. Dividend equivalents entitle the participant to receive payments equal to dividends with respect to all or a portion of the number of shares of Class A common stock subject to an award, as determined by the committee. The committee may provide that dividend equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of our Class A common stock or otherwise reinvested.

     Other Stock-Based Awards. The committee may, subject to limitations under applicable law, grant other awards to participants that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of our Class A common stock as deemed by the committee to be consistent with the purposes of the LTIP. These awards may include shares of our Class A common stock awarded purely as a bonus and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of our Class A common stock, and awards valued by reference to book value of shares of our Class A common stock or the value of securities of or the performance of specified subsidiaries. The committee will determine the terms and conditions of any such awards.

     Performance Goals. The committee may determine that any award will be determined solely on the basis of:

     . the achievement by us or a subsidiary of a specified target return, or target growth in return, on equity or assets;
     . total shareholder return (our stock price appreciation plus reinvested dividends) relative to a defined comparison group or target over a specific performance period;

     .    our stock price;
     . the achievement by an individual, us, or one of our business units or subsidiary's business unit, of a specified target, or target growth in, revenues, net income or earnings per share; or
     .    any combination of the above.

     If an award is made on this basis, the committee must establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under applicable tax regulations). The committee may for any reason reduce, but not increase, any award, notwithstanding the achievement of a specified goal. Any payment of an award granted with performance goals will be conditioned on the written certification of the committee that the performance goals and any other material conditions were satisfied.

     Limitations on Transfer; Beneficiaries. No award will be assignable or transferable by a participant other than by will or the laws of descent and distribution or, except in the case of an ISO, pursuant to a qualified domestic relations order. However, the committee may permit other transfers when the transfers do not result in accelerated taxation, do not cause any option intended to be an ISO to fail to qualify as such, and are otherwise appropriate and desirable, taking into account any factors deemed relevant. Factors to be considered may include any state or federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by the committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant's death.

     Acceleration Upon Certain Events. Upon the participant's death or disability, all outstanding options, SARs and other awards in the nature of exercisable rights will become fully exercisable and all restrictions on outstanding awards will lapse. Any options or SARs will continue or lapse in accordance with the other provisions of the LTIP and the award agreement. In the event of a change in control, as defined in the LTIP, all outstanding options, SARs, and other awards in the nature of exercisable rights will become fully vested and all restrictions on all outstanding awards will lapse. In addition, in the event of the occurrence of any circumstances or event not constituting a change in control, the committee may, in its discretion, declare all awards to be fully vested or all restrictions on all outstanding awards to lapse. The committee may discriminate among participants and among awards in exercising such discretion.

Termination and Amendment

     Our board of directors or the committee may, at any time, terminate, amend or modify the LTIP without shareholder approval. However, they may condition any amendment on the approval of shareholders if such approval is necessary or deemed advisable under tax, securities or other applicable laws, policies or regulations. No termination, amendment or modification of the LTIP may adversely affect any award previously granted without the written consent of the participant.

Certain Federal Income Tax Effects

     Nonqualified Stock Options. Under present federal income tax regulations, there will be no federal income tax consequences to us or the participant upon the grant of a NSO under the LTIP. However, the participant will realize ordinary income on the exercise of the NSO in an amount equal to the excess of the fair market value of the common stock acquired over the exercise price, and we will receive a corresponding deduction. Any gain that a participant realizes when he later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long he held the shares.

     Incentive Stock Options. Under present federal income tax regulations, there will be no federal income tax consequences to us or the participant upon the grant or exercise of an ISO or the participant's exercise of the ISO. If the participant holds the shares of common stock for the greater of two years after the date the option was granted or one year after exercise of the option, the difference between the exercise price and the amount realized upon sale or disposition of the shares will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the participant disposes of the shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, the participant will realize taxable ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the aggregate exercise price, and we will be allowed a federal income tax deduction equal to such amount.

     Stock Appreciation Rights. Under the present federal income tax regulations, a participant receiving a SAR will not recognize income, and we will not be allowed to take a tax deduction, at the time the award is granted. When a participant exercises the SAR, the amount of cash and the fair market value of any shares of common stock received will be ordinary income to the participant, and we will not be allowed to take a deduction.

     Restricted Stock. Under present federal income tax regulations, unless the participant makes an election to accelerate recognition of the income to the date of grant, a participant receiving a restricted stock award will not recognize income, and we will not be allowed a tax deduction, at the time the award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock, and we will be allowed a corresponding tax deduction at that time.

     If a participant files an election under Section 83(b) of the Internal Revenue Code within 30 days after the date of grant of the restricted stock, the participant will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date, and we will be allowed a corresponding tax deduction at that time. Any future appreciation in the stock will be taxable to the participant at capital gains rates.

     Performance Shares. Under present federal income tax regulations, a participant receiving performance shares will not recognize income, and we will not be allowed a tax deduction, at the time the award is granted. When a participant receives payment under the performance shares, the amount of cash and the fair market value of any shares of common stock received will be ordinary income to the participant, and we will be allowed as corresponding tax deduction at that time.

Benefits to Named Executive Officers and Others

     As of the date of this proxy statement, no awards had been granted or approved for grant under the LTIP. Any awards under the LTIP will be made at the discretion of the committee or the Board. Consequently, it is not presently possible to determine either the benefits or amounts that will be received by any particular person or group pursuant to the LTIP.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF
                      THE 2000 LONG-TERM INCENTIVE PLAN.


Section 16(a) Beneficial Ownership Reporting Compliance

     The United States securities laws require our directors, executive officers and any persons who beneficially own more than 10% of our common stock to file with the SEC and the Nasdaq Stock Market initial reports of ownership and subsequent reports of changes in ownership. To our knowledge, based solely on a review of the copies of the reports furnished to us and written representations that no other reports were required, during fiscal year ended February 2, 2000 all directors, executive officers and beneficial owners of more than 10% of our common stock made all required filings.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth information as of March 31, 2000, unless otherwise indicated, regarding the beneficial ownership of our equity securities by each person known by us to own more than 5% of any class of our voting securities, each director and nominee for director, each executive officer named in the Summary Compensation Table and all directors and executive officers as a group.

     Pursuant to SEC rules, the number of shares of common stock beneficially owned by a specific person or group includes shares issuable pursuant to convertible securities, warrants and options held by such person or group that may be converted or exercised within 60 days after March 31, 2000. These shares are deemed to be outstanding for the purpose of computing the percentage of the class beneficially owned by such person or group but are not deemed to be outstanding for the purpose of computing the percentage of the class beneficially owned by any other person or group.

     The persons named in the table gave us the stock ownership information about themselves. Except as explained in the footnotes below, the named persons have sole voting and investment power with regard to the shares shown as beneficially owned by them. Harry A. Blazer is the only holder of our Class B common stock. Holders of Class B shares are entitled to ten votes per share. If at any time any shares of Class B common stock are beneficially owned by any person other than Mr. Blazer (or entities controlled by him) or upon his death, these shares of Class B common stock automatically convert to an equal number of shares of our Class A common stock.

                             Shares Beneficially Owned               Percent       Percent of Total
                             -------------------------
  Beneficial Owner       Class                       Shares          of Class        Voting Power
  ----------------       ----------------------------------          --------      ----------------
Harry A. Blazer       Class A Common Stock           38,000/1/             *
                      Class B Common Stock        2,050,701/2/        100.00%
                      Total                                                               83.36%

Charles W. Sapp       Class A Common Stock           39,133/3/             *                  *

Robert C. Glustrom    Class A Common Stock          189,999/4/          4.44%  *

John D. Branch        Class A Common Stock          231,224/5/          5.36%  *

Donald C. Pamenter    Class A Common Stock              ---               --                 --

All directors and
executive officers    Class A Common Stock          498,356/6/         11.16%
as a group            Class B Common Stock        2,050,701           100.00%
                                                 ----------
(6 persons)           Total                       2,549,057                               84.12%

_____________________________
*Represents beneficial ownership of less than 1%.

1 Shares owned by Mr. Blazer's wife, with respect to which Mr. Blazer disclaims beneficial ownership.

2 Includes 2,049,400 shares owned by Harry Blazer, Inc., an entity of which Mr. Blazer is sole director and sole shareholder. Mr. Blazer's address is 1180 Upper Hembree Road, Roswell, Georgia 30076.

3  Includes 13,333 shares subject to presently exercisable stock options.

4  Includes 139,999 shares subject to presently exercisable stock options.

5  Includes 171,874 shares subject to presently exercisable stock options.

6  Includes 325,206 shares subject to presently exercisable stock options.

EXECUTIVE COMPENSATION

     The following table sets forth certain summary information concerning compensation paid or accrued by us for services rendered in all capacities during the fiscal years ended January 28, 1998, February 3, 1999 and February 2, 2000, for our Chief Executive Officer, and our other executive officer whose annual salary and bonus for the fiscal year ended 2000 exceeded $100,000.

                          SUMMARY COMPENSATION TABLE

                                                                                   Long-Term
                                                                                   ---------
                                                    Annual Compensation        Compensation Awards
                                                  -----------------------    ----------------------
Name and                                                                     Securities Underlying
Principal Position               Fiscal Year     Salary           Bonus            Options (#)
------------------               -----------     ------           -----      ----------------------
Harry A. Blazer                      2000        $250,000            --                $     --
Chairman, President, Chief           1999         254,808/(1)/       --                      --
  Executive Officer and a            1998         250,000        50,000/(2)/                 --
  Director

John D. Branch                       2000        $123,750            --                 235,000
Senior Vice President,
  Chief Financial Officer
   and a Director/(3)/

______________________________
/(1)/ Due to our accounting policies, fiscal 1999 was a 53-week period, and Mr. Blazer received additional compensation of $4,808 for such week.

/(2)/  Mr. Blazer elected to defer his fiscal 1998 bonus until fiscal 1999.

/(3)/ Mr. Branch became our Chief Financial Officer and Senior Vice President in May and June, 1999, respectively.

Employment Agreements

          We are a party to an Employment and Non-Competition Agreement with John D. Branch, our Senior Vice President and Chief Financial Officer. In exchange for Mr. Branch's services under his Employment Agreement, during the employment period, he will: (a) receive an annual base salary of $165,000, which may be increased by our Board of Directors; (b) be entitled to participate in the same incentive, savings and retirement plans, practices, policies and programs as our other senior executive and the senior executives of any of our affiliates; (c) receive, together with his family, the same benefits under all of our welfare benefit plans, practices and programs as our other senior executives and the senior executives of any of our affiliates; and (d) receive, upon entering into the Employment Agreement, a nonqualified stock option to purchase 225,000 shares of our Class A common stock at an exercise price of $0.9688 per share. The option vests in equal installments of 9,375 option shares on the 16/th/ day of each month and becomes fully exercisable upon a change of control. If the option is redeemed or terminated due to a change in control, Mr. Branch will receive a minimum of $165,000 in exchange for the option.

          If, during the employment period, Mr. Branch's employment is terminated for any reason by us or by Mr. Branch, Mr. Branch will receive a lump sum equal to, to the extent unpaid: (1) his annual base salary through the date of termination, plus (2) any compensation previously deferred, plus (3) any other amounts or benefits required to be paid or provided under any plan, program, policy or practice or contract or agreement with us or any of our affiliates. In addition, the Employment Agreement also provides that for a two-year period following the termination of his employment, Mr. Branch may not disclose or otherwise use any of our confidential information or solicit or induce any of our employees to terminate their employment.


Option Grants

          We made two option grants to John D. Branch, our Senior Vice President and Chief Financial Officer, during the fiscal year ended February 2, 2000. On April 16, 1999 in connection with his employment by us, we entered into a Non-Qualified Stock Option Agreement with Mr. Branch pursuant to which he received an option to purchase 225,000 shares of our Class A common stock. On June 17, 1999, in connection his re-election to the Board of Directors at the 1999 annual meeting of shareholders, an option was automatically granted to Mr. Branch, as well as our other directors (except Harry Blazer), under our 1996 Director Stock Option Plan, to purchase 10,000 shares of our Class A common stock. The grants under the 1996 Director Stock Option Plan occur automatically upon the re-election of directors and is not subject to the discretion of the board of directors or any committee of the board.

                       OPTION GRANTS IN LAST FISCAL YEAR

                         Number of     Percent of Total                                         Potential Realizable Value at
                        Securities         Options                                                  Assumed Annual Rates of
                        Underlying       Granted to                                              Stock Price Appreciation for
                          Options        Employees in        Exercise or Base                            Option Term
                                                                                                   -----------------------
Name                    Granted (#)      Fiscal Year           Price ($/Sh)    Expiration Date       5% ($)       10% ($)
----                    -----------      -----------          --------------   ---------------       ------       -------
Harry A. Blazer               --               --                    --                --                 --           --
John D. Branch           225,000            63.27                 .9688           4/16/09            355,048      565,355
                          10,000             2.81                 .9375           6/17/04             11,965       15,099


                         FISCAL YEAR-END OPTION VALUES


                 Number of Securities Underlying    Value of Unexercised In-The-
                      Unexercised Options at              Money Options at
                       February 2, 2000 (#)             February 2, 2000 ($)
Name                 Exercisable/Unexercisable      Exercisable/Unexercisable
----                 -------------------------      -------------------------
Harry A. Blazer               --                                --
John D. Branch          171,874 / 123,126                 30,463 / 28,589


Compensation Committee Interlocks and Insider Participation

     Harry Blazer, Robert Glustrom and Charles Sapp serve on the executive compensation committee of our board of directors. Mr. Blazer serves as our President and Chief Executive Officer, but Mr. Glustrom and Mr. Sapp are not our employees. None of the committee members served as a member of a compensation committee, or other board committees performing similar functions, of any other entity during the fiscal year ended February 2, 2000. Mr. Blazer routinely excludes himself when the committee discusses and makes determinations regarding his salary and compensation.

     Mr. Glustrom is the sole shareholder of RCG Management LLC, the management company for the Harry's Crossing Shopping Center in Cobb County, Georgia, where our Cobb County megastore store is located. RCG is responsible for the daily management of the stores in the shopping center, and we pay RCG a fee of $2,500 per month for the management services. During the fiscal year ended February 2, 2000, we paid RCG $30,000.

     Mr. Glustrom also serves as a consultant to us in all of our real estate matters and other corporate endeavors. As a consultant, Mr. Glustrom's duties include assisting us with site selection and negotiation for new facilities and supervision and organization for the sales and leases of the distribution center, outparcels and other storage spaces we own. During the fiscal year ended February 2, 2000, Mr. Glustrom received approximately $130,000 and an option to purchase 50,000 shares of our Class A common stock for his services as a consultant.

     Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following report of the executive compensation committee on executive compensation and the shareholder return performance graph shall not be incorporated by reference into any such filings.


                       REPORT OF EXECUTIVE COMPENSATION
                      COMMITTEE ON EXECUTIVE COMPENSATION

     The compensation committee is responsible for developing our executive compensation policies and advising the board of directors with respect to these policies. This report by the compensation committee reviews our policies generally with respect to the compensation of all executive officers as a group for the fiscal year ended February 2, 2000 and specifically reviews the compensation established for our Chief Executive Officer for the fiscal year ended February 2, 2000.

     Our policy with regard to executive compensation has consistently been designed to:

     . Adequately and fairly compensate executive officers in relation to their responsibilities, capabilities and contributions and to do so in a manner that is commensurate with compensation paid by companies of comparable size within our industry;

     . Reward executive officers for the achievement of short-term operating goals and for the enhancement of our long-term shareholder value; and

     . Align the interests of executive officers with those of our shareholders with respect to short-term operating results and long-term shareholder value.

     The primary components of our compensation to our executive officers, and the relationship of these components to our performance, are discussed below.

Base Salary

     Each year the executive compensation committee members review and approve the base salaries to be paid during the following year to members of our senior management, except for the salary of Harry Blazer, who, as a member of the executive compensation committee, abstains from determinations regarding his compensation. Annual adjustments to base salaries are determined based on the individual's performance and contributions to our success.

     The executive compensation committee (with Mr. Blazer abstaining) increased Mr. Blazer's salary from $200,000 to $250,000 for fiscal 1998, and his salary has remained at $250,000. The compensation committee believes that Mr. Blazer's salary is in-line with the average for comparable industry positions. In determining Mr. Blazer's salary, the compensation committee noted that Mr. Blazer is not eligible to receive stock options pursuant to any of our existing stock option plans.

Stock Options

     From the date of our initial public offering, we have used stock option grants as an incentive for executive performance, except for Mr. Blazer who is not eligible to receive stock options pursuant to the terms of our 1993 Management Incentive Stock Option Plan or through our 1996 Director Stock Option Plan. We believe that stock option grants provide executives with the opportunity to buy and maintain an equity interest in us and to share in the rewards of stock appreciation. Stock option grants have value only if the stock appreciates in value from the date the options are granted. Officers are encouraged to hold shares upon the exercise of the options, linking their interests to those of other shareholders.

Bonuses

     In light of our performance during fiscal 2000, the compensation committee decided not to grant any bonuses for the past fiscal year. While in the past the compensation committee has used bonuses to provide officers with the support to continue their efforts towards our overall success, the compensation committee felt that our current financial performance did not justify such awards for fiscal 2000. However, the compensation committee may decide to grant bonuses in fiscal 2001 and in the future, as such bonuses contribute to our ability to attract and retain talented executives who seek to be rewarded for performance.

Summary

     We remain committed to the implementation of compensation practices that are increasingly linked to our performance. We believe that our current compensation policies and practices are appropriate considering our disappointing performance during the last fiscal year. As our performance improves, we anticipate that additional performance-based compensation practices will be implemented.

COMMITTEE MEMBERS:

Harry A. Blazer
Robert C. Glustrom
Charles W. Sapp

SHAREHOLDER RETURN PERFORMANCE GRAPH

     The following line graph compares the yearly percentage change in the cumulative total shareholder return on our Class A common stock against the cumulative total return of the Nasdaq Stock Market Index and a composite index for corporations in our industry (i.e., classified under the same Standard Industrial Classification Code ("SIC"), 541--Grocery Stores) for the period commencing February 1, 1995 and ending February 2, 2000. The graph assumes that the value of the investment in our Class A Common Stock and each index was $100 on February 1, 1995. The change in cumulative total return is measured by dividing (i) the sum of (a) the cumulative amount of dividends for the period, assuming dividend reinvestment, and (b) the change in share price between the beginning and end of the period, by (ii) the share price at the beginning of the period. We have not paid any dividends during the period covered by the graph.

                        Total Returns for Years Ending
                        ------------------------------

                              2/1/95   1/31/96   1/29/97   1/28/98   2/3/99   2/2/000
                             -------  --------  --------  --------  -------  --------
Harry's Farmers Market       $100.00  $  28.75  $  36.25  $  17.50  $ 11.25  $  12.19
Industry Index               $100.00  $ 122.66  $ 161.21  $ 206.68  $278.43  $ 195.47
NASDAQ Market Index          $100.00  $ 140.02  $ 184.26  $ 217.04  $338.74  $ 506.71

               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The board of directors has appointed Grant Thornton LLP, our independent auditors since 1990, to be our independent auditors for fiscal 2001. A representative of Grant Thornton LLP is expected to be present at the shareholders meeting, to be available to answer appropriate questions and to make a statement, if desired.

       SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING OF SHAREHOLDERS

     To be considered for inclusion in our proxy statement for the 2001 annual meeting, director nominations and other proposals of shareholders must be submitted in writing to us on or before January 12, 2001. For any director nomination or other proposal that is not submitted for inclusion in next year's proxy statement but is instead sought to be presented directly to the shareholders at the 2001 annual meeting, management will be able to vote proxies in its discretion if we:

     . receive notice of the proposal before the close of business on March 29, 2001 and advise shareholders in the proxy statement for the 2001 annual meeting about the nature of the proposal and how management intends to vote on the proposal, or

     . do not receive notice of the proposal before the close of business on March 29, 2001.

     All director nominations and other proposals of shareholders with regard to the 2001 annual meeting should be submitted by certified mail, return receipt requested, to Harry's Farmers Market, Inc., 1180 Upper Hembree Road, Roswell, Georgia 30076, Attention: John D. Branch, Senior Vice President and Chief Financial Officer.


                                 ANNUAL REPORT

     Our 2000 annual report is concurrently being mailed to shareholders. The annual report contains our consolidated financial statements and the report on the financial statements of Grant Thornton LLP, our independent public accountants.

                                    By Order of the Board of Director


                                    John L. Latham
                                    Secretary

May 15, 2000

                                   EXHIBIT A
                                   ---------

                         HARRY'S FARMERS MARKET, INC.
                         2000 LONG-TERM INCENTIVE PLAN

                                   ARTICLE 1
                                    PURPOSE

     1.1  GENERAL.  The purpose of the Harry's Farmers Market, Inc. 2000 Long-
          -------
Term Incentive Plan (the "Plan") is to promote the success, and enhance the value, of Harry's Farmers Market, Inc. (the "Corporation"), by linking the personal interests of its employees, officers, and consultants to those of the Corporation's shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Corporation in its ability to motivate, attract, and retain the services of employees upon whose judgment, interest, and special effort the successful conduct of the Corporation's operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers or consultants.

                                   ARTICLE 2
                                EFFECTIVE DATE

     2.1  EFFECTIVE DATE.  The Plan shall be effective as of the date upon which
          --------------
it shall be approved by the Board (the "Effective Date"). However, the Plan shall be submitted to the shareholders of the Corporation for approval within 12 months of the Board's approval thereof. No Incentive Stock Options (as defined below) granted under the Plan may be exercised prior to approval of the Plan by the shareholders and if the shareholders fail to approve the Plan within 12 months of the Board's approval thereof, any Incentive Stock Options previously granted hereunder shall be automatically converted to Non-Qualified Stock Options (as defined below) without any further act. In the discretion of the Committee, Awards (as defined below) may be made to Covered Employees (as defined below) that are intended to constitute qualified performance-based compensation under Code Section 162(m). Any such Awards shall be contingent upon the shareholders having approved the Plan.

                                   ARTICLE 3
                                  DEFINITIONS

     3.1  DEFINITIONS.  When a word or phrase appears in this Plan with the
          -----------
initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

          (a) "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share Award, Dividend Equivalent Award, or Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

          (b) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

          (c)  "Board" means the Board of Directors of the Corporation.

          (d) "Cause" as a reason for a Participant's termination of employment shall have the meaning assigned such term in the employment agreement, if any, between such Participant and the Corporation or an affiliated company, provided, however that if there is no such employment agreement in which such term is defined, "Cause" shall mean any of the following acts by the Participant, as determined by the Board: gross neglect of duty, prolonged absence from duty without the consent of the Corporation, intentionally engaging in any activity that is in conflict with or adverse to the business or other interests of the Corporation, or willful misconduct, misfeasance or malfeasance of duty which is reasonably determined to be detrimental to the Corporation.

          (d) "Change of Control" means and includes the occurrence of any one of the following events:

               (i) individuals who, at the Effective Date, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director after the Effective Date and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however,
                                                              --------  -------
          that no individual initially elected or nominated as a director of the Corporation as a result of an actual or threatened election contest (as described in Rule 14a-11 under the 1934 Act ("Election Contest") or other actual or threatened solicitation of proxies or consents by or on behalf of any "person" (as such term is defined in Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) and 14(d)(2) of the 1934 Act) other than the Board ("Proxy Contest"), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director;

               (ii) any person becomes a "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities eligible to vote for the election of the Board (the "Company Voting Securities"); provided,
                                                                   --------
          however, that the event described in this paragraph (ii) shall not be
          -------
          deemed to be a Change of Control of the Corporation by virtue of any of the following acquisitions: (A) any acquisition by a person who is on the Effective Date the beneficial owner of 25% or more of the outstanding Company Voting Securities, (B) an acquisition by the Corporation which reduces the number of Company Voting Securities outstanding and thereby results in any person acquiring beneficial ownership of more than 25% of the outstanding Company Voting Securities; provided, that if after such acquisition by the
                      --------  ----
          Corporation such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change of Control of the Corporation shall then occur, (C) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any Parent or Subsidiary, (D) an acquisition by an underwriter temporarily holding securities pursuant to an offering of such securities, or (E) an acquisition pursuant to a Non-Qualifying Transaction (as defined in paragraph (iii)); or

               (iii) the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Corporation that requires the approval of the Corporation's shareholders, whether for such transaction or the issuance of securities in the transaction (a "Reorganization"), or the sale or other disposition of all or substantially all of the Corporation's assets to an entity that is not an affiliate of the Corporation (a "Sale"), unless immediately following such Reorganization or Sale: (A) more than 50% of the total voting power of
          (x) the corporation resulting from such Reorganization or the corporation which has acquired all or substantially all of the assets of the Corporation (in either case, the "Surviving Corporation"), or
          (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the "Parent Corporation"), is represented by the Company Voting Securities that were outstanding immediately prior to such Reorganization or Sale (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Reorganization or Sale), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Reorganization or Sale, (B) no person (other than (x) the Corporation,
          (y) any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation, or
          (z) a person who immediately prior to the Reorganization or Sale was the beneficial owner of 25% or more of the outstanding Company Voting Securities) is the beneficial owner, directly or indirectly, of 25% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation), and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Reorganization or Sale were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Reorganization or Sale (any Reorganization or Sale which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a "Non-Qualifying Transaction").

          (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (f)  "Committee" means the committee of the Board described in Article
     4.

          (g) "Corporation" means Harry's Farmers Market, Inc., a Georgia corporation.

          (h)  "Covered Employee" means a covered employee as defined in Code
     Section 162(m)(3).

          (i) "Disability" shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his customary and usual duties for the Corporation, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code.

          (j) "Dividend Equivalent" means a right granted to a Participant under Article 11.

          (k)  "Effective Date" has the meaning assigned such term in Section
     2.1.

          (l) "Fair Market Value", on any date, means (i) if the Stock is listed on a securities exchange or is traded over the Nasdaq National or Small Cap Market, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange or traded over the Nasdaq National or Small Cap Market, the mean between the bid and offered prices as quoted by Nasdaq for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

          (m) "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

          (n) "Non-Qualified Stock Option" means an Option that is not an Incentive Stock Option.

          (o) "Option" means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

          (p) "Other Stock-Based Award" means a right, granted to a Participant under Article 12, that relates to or is valued by reference to Stock or other Awards relating to Stock.

          (q) "Parent" means a corporation which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Corporation. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.

          (r) "Participant" means a person who, as an employee, officer or consultant of the Corporation or any Parent or Subsidiary, has been granted an Award under the Plan.

          (s)  "Performance Share" means a right granted to a Participant under
     Article 9, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

          (t) "Plan" means the Harry's Farmers Market, Inc. 2000 Long-Term Incentive Plan, as amended from time to time.

          (u) "Restricted Stock Award" means Stock granted to a Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

          (v) "Retirement" means a Participant's termination of employment with the Corporation, Parent or Subsidiary after attaining any normal or early retirement age specified in any pension, profit sharing or other retirement program sponsored by the Corporation, or, in the event of the inapplicability thereof with respect to the person in question, as determined by the Committee in its reasonable judgment.

          (w) "Stock" means the no par value Class A common stock of the Corporation and such other securities of the Corporation as may be substituted for Stock pursuant to Article 14.

          (x) "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

          (y) "Subsidiary" means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

          (z) "1933 Act" means the Securities Act of 1933, as amended from time to time.

          (aa) "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

                                   ARTICLE 4
                                ADMINISTRATION

     4.1  COMMITTEE.  The Plan shall be administered by a committee (the
          ---------
"Committee") appointed by the Board (which Committee shall consist of two or more directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. It is intended that the directors appointed to serve on the Committee shall be "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and "outside directors" (within the meaning of Code Section 162(m) and the regulations thereunder). However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements shall not invalidate any Award made by the Committee, which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. During any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board.

     4.2  ACTION BY THE COMMITTEE.  For purposes of administering the Plan, the
          -----------------------
following rules of procedure shall govern the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved unanimously in writing by the members of the Committee in lieu of a meeting, shall be deemed the acts of the

Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Corporation or any Parent or Subsidiary, the Corporation's independent certified public accountants, or any executive compensation consultant or other professional retained by the Corporation to assist in the administration of the Plan.

     4.3  AUTHORITY OF COMMITTEE.  Except as provided below, the Committee has
          ----------------------
the exclusive power, authority and discretion to:

          (a)  Designate Participants;

          (b) Determine the type or types of Awards to be granted to each Participant;

          (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

          (d) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

          (e) Accelerate the vesting or lapse of restrictions of any outstanding Award, based in each case on such considerations as the Committee in its sole discretion determines;

          (f) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

          (g) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (h) Decide all other matters that must be determined in connection with an Award;

          (i) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

          (j) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

          (k)  Amend the Plan or any Award Agreement as provided herein.

     Not withstanding the above, the Board or the Committee may expressly delegate to a special committee consisting of one or more directors who are also officers of the Corporation some or all of the Committee's authority under subsections (a) through (g) above with respect to those eligible Participants who, at the time of grant are not, and are not anticipated to be become, either
(i) Covered Employees or (ii) persons subject to the insider trading restrictions of Section 16 of the 1934 Act.

     4.4  DECISIONS BINDING.  The Committee's interpretation of the Plan, any
          -----------------
Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

                                   ARTICLE 5
                          SHARES SUBJECT TO THE PLAN

     5.1  NUMBER OF SHARES.  Subject to adjustment as provided in Section 14.1,
          ----------------
the aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Stock Appreciation Right or Performance Share Award) shall be 250,000, of which not more than 10% may be granted as Awards of Restricted Stock or unrestricted Stock Awards.

     5.2  LAPSED AWARDS.  To the extent that an Award is canceled, terminates,
          -------------
expires or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan and shares subject to SARs or other Awards settled in cash will be available for the grant of an Award under the Plan.

     5.3  STOCK DISTRIBUTED.  Any Stock distributed pursuant to an Award may
          -----------------
consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

     5.4  LIMITATION ON AWARDS.  Notwithstanding any provision in the Plan to
          --------------------
the contrary (but subject to adjustment as provided in Section 14.1), the maximum number of shares of Stock with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Plan to any one Participant shall be 250,000. The maximum fair market value (measured as of the date of grant) of any Awards other than Options and SARs that may be received by any one Participant (less any consideration paid by the Participant for such Award) during any one calendar year under the Plan shall be $2,000,000.

                                   ARTICLE 6
                                  ELIGIBILITY

     6.1  GENERAL.  Awards may be granted only to individuals who are employees,
          -------
officers or consultants of the Corporation or a Parent or Subsidiary.

                                   ARTICLE 7
                                 STOCK OPTIONS

     7.1  GENERAL.  The Committee is authorized to grant Options to Participants
          -------
on the following terms and conditions:

          (a)  EXERCISE PRICE.  The exercise price per share of Stock under an
               --------------
     Option shall be determined by the Committee, provided that the exercise price for any Option shall not be less than the Fair Market Value as of the date of the grant.

          (b)  TIME AND CONDITIONS OF EXERCISE.  The Committee shall determine
               -------------------------------
     the time or times at which an Option may be exercised in whole or in part. The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised. The Committee may waive any exercise provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exerciseable at an earlier date.

          (c)  PAYMENT.  The Committee shall determine the methods by which the
               -------
     exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock, or other property (including "cashless exercise" arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants; provided, however, that if shares of Stock are used to pay the exercise price of an Option, such shares must have been held by the Participant for at least six months.

          (d)  EVIDENCE OF GRANT.  All Options shall be evidenced by a written
               -----------------
     Award Agreement between the Corporation and the Participant. The Award Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

          (e)  EXERCISE TERM. In no event may any Option be exercisable for more
               -------------
     than ten years from the date of its grant.

     7.2  INCENTIVE STOCK OPTIONS.  The terms of any Incentive Stock Options
          -----------------------
granted under the Plan must comply with the following additional rules:

          (a)  EXERCISE PRICE.  The exercise price per share of Stock shall be
               --------------
     set by the Committee, provided that the exercise price for any Incentive Stock Option shall not be less than the Fair Market Value as of the date of the grant.

          (b)  EXERCISE.  In no event may any Incentive Stock Option be
               --------
     exercisable for more than ten years from the date of its grant.

          (c)  LAPSE OF OPTION.  An Incentive Stock Option shall lapse under the
               ---------------
     earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in paragraphs (3), (4) and (5) below, provide in writing that the Option will extend until a later date, but if an Option is exercised after the dates specified in paragraphs (3), (4) and (5) below, it will automatically become a Non-Qualified Stock Option:

               (1) The Incentive Stock Option shall lapse as of the option expiration date set forth in the Award Agreement.

               (2) The Incentive Stock Option shall lapse ten years after it is granted, unless an earlier time is set in the Award Agreement.

               (3) If the Participant terminates employment for any reason other than as provided in paragraph (4) or (5) below, the Incentive Stock Option shall lapse, unless it is previously exercised, three months after the Participant's termination of employment; provided, however, that if the Participant's employment is terminated by the Corporation for Cause (as determined by the Corporation), the Incentive Stock Option shall (to the extent not previously exercised) lapse immediately.

               (4) If the Participant terminates employment by reason of his Disability, the Incentive Stock Option shall lapse, unless it is previously exercised, one year after the Participant's termination of employment.

               (5) If the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4) and before the Option otherwise lapses, the Option shall lapse one year after the Participant's death. Upon the Participant's death, any exercisable Incentive Stock Options may be exercised by the Participant's beneficiary, determined in accordance with Section 13.6.

          Unless the exercisability of the Incentive Stock Option is accelerated as provided in Article 13, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the shares that were otherwise vested on the Participant's termination of employment.

          (d)  INDIVIDUAL DOLLAR LIMITATION.  The aggregate Fair Market Value
               ----------------------------
     (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

          (e)  TEN PERCENT OWNERS. No Incentive Stock Option shall be granted to
               ------------------
     any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or any Parent or Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair Market Value per share of Stock at the date of grant and the Option expires no later than five years after the date of grant.

          (f)  EXPIRATION OF INCENTIVE STOCK OPTIONS.  No Award of an Incentive
               -------------------------------------
     Stock Option may be made pursuant to the Plan after the day immediately prior to the tenth anniversary of the Effective Date.

          (g)  RIGHT TO EXERCISE.  During a Participant's lifetime, an Incentive
               -----------------
     Stock Option may be exercised only by the Participant or, in the case of the Participant's Disability, by the Participant's guardian or legal representative.

          (h)  DIRECTORS. The Committee may not grant Incentive Stock Options to
               ---------
     its directors.

                                   ARTICLE 8
                           STOCK APPRECIATION RIGHTS

     8.1  GRANT OF STOCK APPRECIATION RIGHTS.  The Committee is authorized to
          ----------------------------------
grant Stock Appreciation Rights to Participants on the following terms and conditions:

          (a)  RIGHT TO PAYMENT.  Upon the exercise of a Stock Appreciation
               ----------------
     Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

               (1) The Fair Market Value of one share of Stock on the date of exercise; over

               (2) The grant price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of one share of Stock on the date of grant in the case of any Stock Appreciation Right related to an Incentive Stock Option.

          (b)  OTHER TERMS.  All awards of Stock Appreciation Rights shall be
               -----------
     evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.

                                   ARTICLE 9
                              PERFORMANCE SHARES

     9.1  GRANT OF PERFORMANCE SHARES.  The Committee is authorized to grant
          ---------------------------
Performance Shares to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Shares granted to each Participant. All Awards of Performance Shares shall be evidenced by an Award Agreement.

     9.2  RIGHT TO PAYMENT.  A grant of Performance Shares gives the Participant
          ----------------
rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Shares are granted, in whole or in part, as the Committee shall establish at grant or thereafter. The Committee shall set performance goals and other terms or conditions to payment of the Performance Shares in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Shares that will be paid to the Participant.

     9.3  OTHER TERMS.  Performance Shares may be payable in cash, Stock, or
          -----------
other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Agreement.

                                  ARTICLE 10
                            RESTRICTED STOCK AWARDS

     10.1 GRANT OF RESTRICTED STOCK.  The Committee is authorized to make Awards
          -------------------------
of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement.

     10.2 ISSUANCE AND RESTRICTIONS.  Restricted Stock shall be subject to such
          -------------------------
restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

     10.3 FORFEITURE.  Except as otherwise determined by the Committee at the
          ----------
time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Corporation; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

     10.4 CERTIFICATES FOR RESTRICTED STOCK.  Restricted Stock granted under the
          ---------------------------------
Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

                                  ARTICLE 11
                             DIVIDEND EQUIVALENTS

     11.1 GRANT OF DIVIDEND EQUIVALENTS.  The Committee is authorized to grant
          -----------------------------
Dividend Equivalents to Participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of shares of Stock subject to an Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Stock, or otherwise reinvested.

                                  ARTICLE 12
                           OTHER STOCK-BASED AWARDS

     12.1 GRANT OF OTHER STOCK-BASED AWARDS.  The Committee is authorized,
          ---------------------------------
subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, and Awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

                                  ARTICLE 13
                        PROVISIONS APPLICABLE TO AWARDS

     13.1 STAND-ALONE, TANDEM, AND SUBSTITUTE AWARDS.  Awards granted under the
          ------------------------------------------
Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

     13.2 EXCHANGE PROVISIONS.  The Committee may at any time offer to exchange
          -------------------
or buy out any previously granted Award for a payment in cash, Stock, or another Award (subject to Section 14.1 and Section 15.2), based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made, and after taking into account any factors deemed relevant, including without limitation, tax, securities and accounting effects of such an exchange.

     13.3 TERM OF AWARD.  The term of each Award shall be for the period as
          -------------
determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from the date of its grant (or, if Section 7.2(e) applies, five years from the date of its grant).

     13.4 FORM OF PAYMENT FOR AWARDS.  Subject to the terms of the Plan and any
          --------------------------
applicable law or Award Agreement, payments or transfers to be made by the Corporation or a Parent or Subsidiary on the grant or exercise of an Award may be made in such form as the Committee determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

     13.5 LIMITS ON TRANSFER.  No right or interest of a Participant in any
          ------------------
unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Corporation or a Parent or Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Corporation or a Parent or Subsidiary. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation,
(ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

     13.6 BENEFICIARIES.  Notwithstanding Section 13.5, a Participant may, in
          -------------
the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

     13.7 STOCK CERTIFICATES.  All Stock certificates delivered under the Plan
          ------------------
are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.

     13.8 ACCELERATION UPON DEATH OR DISABILITY.  Notwithstanding any other
          -------------------------------------
provision in the Plan or any Participant's Award Agreement to the contrary, upon the Participant's death or Disability during his employment, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse. Any Option or Stock Appreciation Rights Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

     13.9 ACCELERATION UPON A CHANGE OF CONTROL.  Except as otherwise provided
          -------------------------------------
in the Award Agreement, upon the occurrence of a Change of Control, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse; provided, however that such acceleration will not occur if, in the opinion of the Corporation's accountants, such acceleration would preclude the use of "pooling of interest" accounting treatment for a Change of Control transaction that (a) would otherwise qualify for such accounting treatment, and (b) is contingent upon qualifying for such accounting treatment. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

     13.10  ACCELERATION UPON CERTAIN EVENTS NOT CONSTITUTING A CHANGE OF
            -------------------------------------------------------------
CONTROL.  In the event of the occurrence of any circumstance, transaction or
-------
event not constituting a Change of Control (as defined in Section 3.1) but which the Board deems to be, or to be reasonably likely to lead to, an effective change in control of the Corporation of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of the 1934 Act, the Committee may in its sole discretion declare all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised to be fully exercisable, and/or all restrictions on all outstanding Awards to have lapsed, in each case, as of such date as the Committee may, in its sole discretion, declare, which may be on or before the consummation of such transaction or event. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

     13.11  ACCELERATION FOR ANY OTHER REASON.  Regardless of whether an event
            ---------------------------------
has occurred as described in Section 13.9 or 13.10 above, the Committee may, in its sole discretion, at any time determine that all or a portion of a Participant's Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, and/or that all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 13.11.

     13.12  EFFECT OF ACCELERATION.  If an Award is accelerated under Section
            ----------------------
13.9 or 13.10, the Committee may, in its sole discretion, provide (i) that the Award will expire after a designated period of time after such acceleration to the extent not then exercised, (ii) that the Award will be settled in cash rather than Stock, (iii) that the Award will be assumed by another party to the transaction giving rise to the acceleration or otherwise be equitably converted in connection with such transaction, or (iv) any combination of the foregoing. The Committee's determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

     13.13  PERFORMANCE GOALS.  The Committee may determine that any Award
            -----------------
granted pursuant to this Plan to a Participant (including, but not limited to, Participants who are Covered Employees) shall be determined solely on the basis of (a) the achievement by the Corporation or a Parent or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Corporation's stock price, (c) the Corporation's total shareholder return (stock price appreciation plus reinvested dividends) relative to a defined comparison group or target over a specific performance period, (d) the achievement by the Corporation or a Parent or Subsidiary, or a business unit of any such entity, of a specified target, or target growth in, net income or earnings per share, or (e) any combination of the goals set forth in (a) through
(d) above. If an Award is made on such basis, the Committee shall establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Code Section 162(m) or the regulations thereunder), and the Committee has the right for any reason to reduce (but not increase) the Award, notwithstanding the achievement of a specified goal. Any payment of an Award granted with performance goals shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

     13.14 TERMINATION OF EMPLOYMENT. Whether military, government or other
           -------------------------
service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A termination of employment shall not occur (i) in a circumstance in which a Participant transfers from the Corporation to one of its Parents or Subsidiaries, transfers from a Parent or Subsidiary to the Corporation, or transfers from one Parent or Subsidiary to another Parent or Subsidiary, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off of the Participant's employer from the Corporation or any Parent or Subsidiary. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be an employee of the Corporation, a Parent or Subsidiary for purposes of Section 424(f) of the Code, the Options held by such Participant shall be deemed to be Non-Qualified Stock Options.

     13.15 LOAN PROVISIONS.  With the consent of the Committee, the Corporation
           ---------------
may make, guarantee or arrange for a loan or loans to a Participant with respect to the exercise of any Option granted under this Plan and/or with respect to the payment of the purchase price, if any, of any Award granted hereunder and/or with respect to the payment by the Participant of any or all federal and/or state income taxes due on account of the granting or exercise of any Award hereunder. The Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be made with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which the loan or loans may be forgiven.

                                  ARTICLE 14
                         CHANGES IN CAPITAL STRUCTURE

     14.1  GENERAL.  In the event of a corporate transaction involving the
           -------
Corporation (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Section 5.1 and 5.4 shall be adjusted proportionately, and the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards; and (iv) any other adjustments that the Committee determines to be equitable. Without limiting the foregoing, in the event a stock dividend or stock split is declared upon the Stock, the authorization limits under Section 5.1 and 5.4 shall be increased proportionately, and the shares of Stock then subject to each Award shall be increased proportionately without any change in the aggregate purchase price therefor.

                                  ARTICLE 15
                    AMENDMENT, MODIFICATION AND TERMINATION

     15.1 AMENDMENT, MODIFICATION AND TERMINATION.  The Board or the Committee
          ---------------------------------------
may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that the Board or Committee may condition any amendment or modification on the approval of shareholders of the Corporation if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

     15.2 AWARDS PREVIOUSLY GRANTED.  At any time and from time to time, the
          -------------------------
Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however, that, subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination, and provided further that the original term of any Option may not be extended and, except as otherwise provided in the anti-dilution provision of the Plan, the exercise price of any Option may not be reduced. No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant.

                                  ARTICLE 16
                              GENERAL PROVISIONS

     16.1 NO RIGHTS TO AWARDS.  No Participant or any eligible participant
          -------------------
shall have any claim to be granted any Award under the Plan, and neither the Corporation nor the Committee is obligated to treat Participants or eligible participants uniformly.

     16.2 NO STOCKHOLDER RIGHTS.  No Award gives the Participant any of the
          ---------------------
rights of a shareholder of the Corporation unless and until shares of Stock are in fact issued to such person in connection with such Award.

     16.3 WITHHOLDING.  The Corporation or any Parent or Subsidiary shall have
          -----------
the authority and the right to deduct or withhold, or require a Participant to remit to the Corporation, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award shares of Stock having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

     16.4 NO RIGHT TO CONTINUED SERVICE.  Nothing in the Plan or any Award
          -----------------------------
Agreement shall interfere with or limit in any way the right of the Corporation or any Parent or Subsidiary to terminate any Participant's employment or status as an officer or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer or consultant of the Corporation or any Parent or Subsidiary.

     16.5 UNFUNDED STATUS OF AWARDS.  The Plan is intended to be an "unfunded"
          -------------------------
plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Corporation or any Parent or Subsidiary.

     16.6 INDEMNIFICATION.  To the extent allowable under applicable law, each
          ---------------
member of the Committee shall be indemnified and held harmless by the Corporation from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him provided he gives the Corporation an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Corporation's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Corporation may have to indemnify them or hold them harmless.

     16.7 RELATIONSHIP TO OTHER BENEFITS.  No payment under the Plan shall be
          ------------------------------
taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Corporation or any Parent or Subsidiary unless provided otherwise in such other plan.

     16.8 EXPENSES.  The expenses of administering the Plan shall be borne by
          --------
the Corporation and its Parents or Subsidiaries.

     16.9 TITLES AND HEADINGS.  The titles and headings of the Sections in the
          -------------------
Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

     16.10  GENDER AND NUMBER.  Except where otherwise indicated by the context,
            -----------------
any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     16.11  FRACTIONAL SHARES.  No fractional shares of Stock shall be issued
            -----------------
and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

     16.12  GOVERNMENT AND OTHER REGULATIONS.  The obligation of the Corporation
            --------------------------------
to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Corporation shall be under no obligation to register under the 1933 Act, or any state securities act, any of the shares of Stock issued in connection with the Plan. The shares issued in connection with the Plan may in certain circumstances be exempt from registration under the 1933 Act, and the Corporation may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     16.13  GOVERNING LAW.  To the extent not governed by federal law, the Plan
            --------------
and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Georgia.

     16.14  ADDITIONAL PROVISIONS.  Each Award Agreement may contain such other
            ---------------------
terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of this Plan.

     The foregoing is hereby acknowledged as being the Harry's Farmers Market, Inc. 2000 Long-Term Incentive Plan as adopted by the Board on April 24, 2000.

                                   HARRY'S FARMERS MARKET, INC.


                                   By: /s/ John D. Branch
                                      ------------------------------
                                   Name: John D. Branch
                                   Title: Senior Vice President and
                                          Chief Financial Officer

PROXY
                          HARRY'S FARMERS MARKET, INC.
                            1180 Upper Hembree Road
                             Roswell, Georgia 30076

  The undersigned shareholder of Harry's Farmers Market, Inc. constitutes and appoints Harry A. Blazer and John L. Lathum, or either one of them, each with full power of substitution, to vote the number of shares of Class A common stock that the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held at the High Museum of Art, 1280 Peachtree Street NE, Atlanta, Georgia 30309 on Monday, June 26, 2000, at 10:00 A.M., or at any adjournments, upon the proposals described in the Notice to the Holders of Annual Meeting of Shareholders and Proxy Statement, the receipt of which is hereby acknowledged, in the manner specified below. The proxies, in their discretion, are further authorized to vote for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or will not serve and are further authorized to vote on other matters which may properly come before the annual meeting and any adjournments. The board of directors recommends a vote FOR the proposals.

1. Election of Directors. On the proposal to elect the following directors to serve until the 2001 annual meeting of shareholders and until their successors are elected and qualified:
 Harry A. Blazer, John D. Branch, Robert C. Glustrom,
  Donald M. Pamenter, Charles W. Sapp
  FOR [_]    WITHHOLD AUTHORITY [_]
 To withhold authority for any individual nominee(s), write the name of the nominee(s) in the space provided:
--------------------------------------------------------------------------------

2. Approval of the 2000 Long-Term Incentive Plan. On the proposal to approve the 2000 Long-Term Incentive Plan:
  FOR [_]    AGAINST [_]    ABSTAIN [_]
  This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the proposals, and with discretionary authority on all other matters that may properly come before the annual meeting or any adjournments thereof.

  Please sign exactly as your name appears on your stock certificate and date. Where shares are held jointly, each shareholder should sign. When signing as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

                                           Shares Held:
                                                        -----------------------

                                           ------------------------------------
                                                 Signature of Shareholder

                                           ------------------------------------
                                            Signature of Shareholder (if held
                                                         jointly)

                                           Dated: ______________________ , 2000
                                                      Month     Day

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HARRY'S FARMERS MARKET, INC. AND MAY BE REVOKED BY THE SHAREHOLDER PRIOR TO ITS EXERCISE.